Consolidated Statements of Comprehensive Income - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Comprehensive income:
Net earnings	$ 41,224	$ 63,318	$ 9,231
Change in pension and postretirement benefits, net of tax expense (benefit) of $5,772, ($1,628) and $1,999, respectively	17,544	(4,892)	5,980
Total	$ 58,768	$ 58,426	$ 15,211